UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-04049

DWS Income Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (201) 593-6408

Paul Schubert
100 Plaza One
Jersey City, NJ 07311
(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/2011

ITEM 1.	REPORT TO STOCKHOLDERS

OCTOBER 31, 2011 Annual Report to Shareholders

DWS Strategic Government Securities Fund

Contents
4 Portfolio Management Review
9 Performance Summary
12 Information About Your Fund's Expenses
14 Portfolio Summary
15 Investment Portfolio
25 Statement of Assets and Liabilities
27 Statement of Operations
28 Statement of Changes in Net Assets
29 Financial Highlights
34 Notes to Financial Statements
49 Report of Independent Registered Public Accounting Firm
50 Tax Information
51 Investment Management Agreement Approval
56 Summary of Management Fee Evaluation by Independent Fee Consultant
60 Board Members and Officers
65 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. The fund may use derivatives, including as part of its Global Tactical Asset Allocation (GTAA) strategy. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. In the current market environment, mortgage backed securities are experiencing increased volatility. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the U.S., represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Portfolio Management Review

Overview of Market and Fund Performance

Performance is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

For the 12 months ended October 31, 2011, the fund's Class A shares posted a 4.62% total return, compared with the 6.04% return of its benchmark, the Barclays Capital GNMA Index.1 The fund was ranked 109 out of 343 funds in the Morningstar Intermediate Government Funds category for the one-year period (Class A shares, as of October 31, 2011; based on total returns).2 At the close of the period, the fund's duration (a measure of bond price sensitivity to interest rate changes) stood at 5.1 years, compared with 4.2 years for the Barclays Capital GNMA Index.

Investors in mortgage-backed securities pay close attention to the direction of interest rates, as falling rates can lead to increased prepayments on underlying loans and negatively impact returns. The U.S. Federal Reserve Board (the Fed) left its benchmark short-term interest rate at essentially zero during the reporting period, maintaining a target range of between 0% and 0.25%. In addition, the Fed in November 2010 initiated a second round of bond purchases designed to keep market interest rates low. The market had been anticipating this type of action for some time, however, and bonds actually traded down and rates rose once details of the program were confirmed. In addition, economic data appeared to show signs of strengthening as 2010 drew to a close. The result was a significant rise in overall interest rates from historically low levels.

However, the upward trend with interest rates began to slow and eventually reverse as 2011 progressed, as the markets attempted to digest unsettling news, including of political unrest in the Middle East and of earthquake and tsunami activity in Japan. Despite accommodative monetary policy, weakness in employment and housing increasingly raised concerns over the possibility of a dip into a second U.S. recession. In addition, heading into the summer, the threat of a default by Greece on its sovereign debt began to loom over the global credit markets.3 Adding to the uncertain backdrop, the U.S. Congress engaged in a fractious debate over raising the government debt ceiling. The issue was resolved in early August 2011 short of a default on U.S. debt. However, the inability to make progress on longer-term reforms necessary to address the structural gap between revenues and expenditures was disheartening to markets and led Standard and Poor's® to lower the U.S. debt rating.4 Soon after, the Fed announced its intention to leave short-term rates at zero through 2013, reflecting heightened concern over growth prospects. The unsettled backdrop led to a sharp decline in market interest rates over August and September of 2011. As the fiscal period concluded, all eyes were on Europe as leaders attempted to put together a package that would avert a default by Greece and forestall a series of events with the potential to severely impact the global financial system and global growth prospects.

For the full 12 months ended October 31, 2011, interest rates fell along the entire Treasury yield curve and ended at extraordinarily low levels.5 To illustrate, the two-year yield went from 0.34% to 0.25%, the five-year from 1.17% to 0.99%, the 10-year from 2.63% to 2.17% and the 30-year from 3.99% to 3.16%. In keeping with this backdrop, mortgage rates remained near historical lows for most of the period. Prepayments remained modest despite lower rates, as homeowners continued to deal with negative equity, tighter mortgage underwriting standards and much longer closing periods due to increases in required documentation.

Positive Contributors to Performance

During the reporting period, we maintained a focus on higher-coupon mortgages, because we believed prepayments would remain low during the period.6 At the same time, we emphasized mortgage pools with relatively predictable cash flows. We believed this strategy would allow shareholders to benefit from increased income with very low incremental risk. This positioning helped contribute to fund performance during the period, as the market was willing to pay a significant premium for these characteristics and these bonds outperformed the broader mortgage-backed market.

The fund had holdings of interest-only obligations that were structured to perform well if prepayments remained low and with yields that vary inversely with the LIBOR (London Interbank Offered Rate) — a leading benchmark for taxable interest rates. Generally, when interest rates fall, homeowners tend to refinance (or repay) their existing mortgages earlier and this is considered a prepayment. (See page 6 for additional details.) As interest-only securities are the most sensitive to prepayment expectations, we sought protection by carefully evaluating the underlying mortgage pools, looking for such characteristics as a track record of low prepayments, lower remaining loan balances and a preferred geographical exposure. This exposure contributed to performance for the fund for most of the period, as prepayments remained low and taxable rates declined.

During the period, we added to the fund's overall sensitivity to interest-rate changes by incorporating a modest position in U.S. Treasuries. This position added to performance in an environment of declining interest rates.
Mortgage pools in a nutshell
Among the most common is Government National Mortgage Association (GNMA) securities, commonly called "Ginnie Mae" securities, that are backed by the full faith and credit of the U.S. government with respect to payment of principal and interest. Each GNMA mortgage-backed security represents an aggregated pool of homeowner's mortgages from which investors receive principal and interest payments each month. If interest rates fall, homeowners tend to refinance and pay off their existing mortgages earlier, and mortgage-backed investors are forced to reinvest the proceeds at lower prevailing rates. If interest rates rise, the principal for the mortgages of the underlying GNMA securities tends to be repaid more slowly and an investor receives the coupon interest on the security over a longer time horizon. The value of GNMAs issued recently with coupons that reflect lower prevailing rates can be less attractive to investors and may experience a greater price decline if market interest rates rise, reducing returns to investors. As a result, funds that invest primarily in GNMAs tend to perform best in environments in which interest rates do not change dramatically.

Negative Contributors to Performance

Over the last few months of the period, some of the fund's exposures designed to take advantage of overall low prepayment rates underperformed. This was driven by market speculation over the eventual outlines of a government plan to promote easier refinancing for homeowners with underwater, or negative equity, mortgages. The fear is that such a program could result in higher coupon pools that have traded at premium prices being prepaid at par, hurting returns for investors. In particular, our holdings of high-coupon and interest-only securities were impacted negatively on a price basis.

As part of our approach, we seek to enhance returns by employing a global tactical asset allocation ("GTAA") overlay strategy. This strategy attempts to take advantage of inefficiencies within global bond and currency markets. The strategy is implemented through the use of derivatives, which are contracts or other instruments whose value is based on, for example, indices, currencies or securities. The strategy primarily uses exchange-traded futures contracts and over-the-counter forward currency contracts. For the 12 months ended October 31, 2011, the GTAA strategy detracted from the fund's relative performance.

The fund also employs a strategy for adding income to the fund by writing options on our mortgage-backed securities portfolio. Late in the period this strategy detracted from returns as mortgage-backed security prices exceeded our expectations and some bonds were called at levels below the current market price.7

Outlook and Positioning

With the Fed on hold and refinancing continuing to be difficult for many homeowners given underwater mortgages, tightened lending standards and increased regulatory and economic uncertainty, we remain comfortable with our overall focus on bonds with higher coupons and anticipated steady cash flows based on specific characteristics. We will continue to closely monitor the refinancing environment and various policy proposals with the potential to increase prepayments.

More broadly, we expect that the timetable for resolving the debt issues in Europe will be protracted, and that there are risks of a global recession as developed market governments wrestle with the need to bring budgets into better balance. As a consequence, we positioned the portfolio to benefit from continued curve-flattening driven by declines in long-term interest rates, with an above-benchmark exposure to the 30-year area of the curve relative to 10 years.

Investment Advisor

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Strategic Government Securities Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

DWS Investments is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. As such, DWS is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

Subadvisor

QS Investors, LLC ("QS Investors"), New York, New York, is the subadvisor for the portion of the assets allocated to the fund's GTAA overlay strategy. QS Investors manages and advises assets on behalf of institutional clients and retail funds, providing global expertise in research, portfolio management and quantitative analysis.

Portfolio Management Team

William Chepolis, CFA

Ohn Choe, CFA

John D. Ryan

Portfolio Managers, Deutsche Investment Management Americas Inc.

Thomas Picciochi

Robert Wang

Portfolio Managers, QS Investors

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

1 The unmanaged Barclays Capital GNMA Index is a market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association. Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

2 Source: Morningstar, Inc. Rankings are historical and do not guarantee future results. As of 10/31/11, Class A shares of the fund were ranked as follows in the Morningstar Intermediate Government Funds category: 1-year, 109/343; 3-year, 65/312; 5-year, 85/299; and 10-year, 78/235. Rankings are based on a fund's total return.

3 "Sovereign debt" refers to government bonds issued in a foreign currency.

4 Credit quality measures a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations, such as AAA, AA and so forth. The lower the rating, the higher the probability of default. Credit quality does not remove market risk and is subject to change.

5 The yield curve is a graphical representation of how yields on bonds of different maturities compare. Normally, yield curves slant up, as bonds with longer maturities typically offer higher yields than short-term bonds.

6 Coupon - The interest rate on a bond the issuer (in the case of mortgage-backed securities, the government) promises to pay to the holder of the bond until maturity, expressed as an annual percentage of face value. As an example, a bond with a 10% coupon would pay $100 on $1,000 of the face amount each year. When mortgages are pooled for sale to investors, they are pooled by the note rate that the homeowner pays to his mortgage company, so that a GNMA security with a 6% coupon would only contain mortgages where homeowners are paying roughly 6% mortgage interest rates and a GNMA with a 7.0% coupon would be a pool of homeowners with roughly 7% interest rates on their mortgages. A coupon's relationship to current interest rates helps determine how likely that homeowner is to refinance his mortgage, causing a prepayment. As a rule of thumb, a higher coupon rate will be more sensitive to prepayments of the mortgage than lower coupons will be.

7 An option is a contract that provides the right to buy or sell a particular security at a specified price on or before the contract expires.

Performance Summary October 31, 2011
Average Annual Total Returns as of 10/31/11
Unadjusted for Sales Charge	1-Year	3-Year	5-Year	10-Year
Class A	4.62%	8.21%	6.17%	4.83%
Class B	3.67%	7.24%	5.23%	3.91%
Class C	3.82%	7.40%	5.33%	4.00%
Adjusted for the Maximum Sales Charge
Class A (max 2.75% load)	1.74%	7.21%	5.58%	4.54%
Class B (max 4.00% CDSC)	0.67%	6.65%	5.06%	3.91%
Class C (max 1.00% CDSC)	3.82%	7.40%	5.33%	4.00%
No Sales Charges					Life of Class S*
Class S	4.67%	8.39%	6.32%	N/A	5.78%
Institutional Class	4.79%	8.43%	6.36%	5.05%	N/A
Barclays Capital GNMA Index+	6.04%	8.21%	6.92%	5.61%	6.37%

* Class S shares commenced operations on August 1, 2005. Index returns began on July 31, 2005.

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated April 15, 2011 are 0.80%, 1.72%, 1.56%, 0.62% and 0.51% for Class A, Class B, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Strategic Government Securities Fund — Class A [] Barclays Capital GNMA Index+

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

+ The unmanaged Barclays Capital GNMA Index is a market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class S	Institutional Class
Net Asset Value: 10/31/11	$8.93	$8.93	$8.95	$8.93	$8.91
10/31/10	$8.91	$8.91	$8.93	$8.91	$8.90
Distribution Information: Twelve Months as of 10/31/11: Income Dividends	$.38	$.30	$.31	$.40	$.41
October Income Dividend	$.0322	$.0253	$.0265	$.0333	$.0344
SEC 30-day Yield as of 10/31/11++	3.31%	2.79%	2.68%	3.51%	3.54%
Current Annualized Distribution Rate as of 10/31/11++	4.33%	3.40%	3.55%	4.47%	4.63%

++ The SEC yield is net investment income per share earned over the month ended October 31, 2011, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 2011. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields and distribution rates are historical, not guaranteed and will fluctuate.
Morningstar Rankings — Intermediate Government Funds Category as of 10/31/11
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	109	of	343	32
3-Year	65	of	312	21
5-Year	85	of	299	28
10-Year	78	of	235	33
Class B 1-Year	225	of	343	65
3-Year	128	of	312	41
5-Year	213	of	299	71
10-Year	186	of	235	79
Class C 1-Year	207	of	343	60
3-Year	112	of	312	36
5-Year	199	of	299	66
10-Year	175	of	235	74
Class S 1-Year	105	of	343	31
3-Year	57	of	312	18
5-Year	68	of	299	23
Institutional Class 1-Year	89	of	343	26
3-Year	53	of	312	17
5-Year	61	of	299	20
10-Year	43	of	235	18

Source: Morningstar, Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2011 to October 31, 2011).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.
Expenses and Value of a $1,000 Investment for the six months ended October 31, 2011
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 5/1/11	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/11	$1,028.80	$1,024.10	$1,024.80	$1,029.60	$1,029.20
Expenses Paid per $1,000*	$3.94	$7.81	$7.91	$3.07	$2.76
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 5/1/11	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/11	$1,021.32	$1,017.49	$1,017.39	$1,022.18	$1.022.48
Expenses Paid per $1,000*	$3.92	$7.78	$7.88	$3.06	$2.75

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Strategic Government Securities Fund	.77%	1.53%	1.55%	.60%	.54%

For more information, please refer to the Fund's prospectus.

Portfolio Summary
Asset Allocation (As a % of Net Assets)	10/31/11	10/31/10

Mortgage-Backed Securities Pass-Throughs	96%	83%
Collateralized Mortgage Obligations	10%	14%
Government & Agency Obligations	4%	6%
Cash Equivalents and Other Assets and Liabilities, net	(10)%	(3)%
	100%	100%

Coupons*	10/31/11	10/31/10

Less than 4.5%	13%	23%
4.5%-5.49%	45%	37%
5.5%-6.49%	32%	33%
6.5%-7.49%	10%	6%
7.5% and Greater	—	1%
	100%	100%

Interest Rate Sensitivity	10/31/11	10/31/10

Effective Maturity	8.0 years	4.5 years
Effective Duration	5.1 years	3.3 years

* Excludes Cash Equivalents, Securities Lending Collateral and U.S. Treasury Obligations.

Effective maturity is the weighted average of the bonds held by the Fund taking into consideration any available maturity shortening features.

Effective duration is an approximate measure of the Fund's sensitivity to interest rate changes taking into consideration any maturity shortening features.

Asset allocation, coupons and interest rate sensitivity are subject to change.

For more complete details about the Fund's investment portfolio, see page 15. A quarterly Fact Sheet is available upon request. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio as of October 31, 2011
	Principal Amount ($)	Value ($)

Mortgage-Backed Securities Pass-Throughs 96.2%
Federal Home Loan Mortgage Corp.:
3.5%, 8/1/2040 (a)	45,000,000	45,539,649
7.0%, with various maturities from 6/1/2032 until 10/1/2038	920,403	1,041,818
Federal National Mortgage Association:
4.0%, 12/1/2039 (a)	45,000,000	46,671,678
4.5%, with various maturities from 4/1/2039 until 8/1/2041 (a)	112,788,703	119,309,920
6.0%, 8/1/2035	228,500	247,289
Government National Mortgage Association:
4.0%, 7/1/2040 (a)	172,000,000	183,290,428
4.0%, 2/15/2041	2,470,342	2,644,230
4.49%, 6/15/2041	2,391,036	2,603,720
4.5%, with various maturities from 6/15/2039 until 10/20/2041 (a) (b)	179,017,679	194,633,148
4.55%, 1/15/2041	5,500,000	5,990,810
4.625%, 4/15/2041	2,346,221	2,589,073
5.0%, with various maturities from 2/20/2033 until 8/20/2041 (a) (b)	598,316,350	660,582,245
5.5%, with various maturities from 12/15/2024 until 5/20/2041 (a) (b)	258,543,871	287,879,788
6.0%, with various maturities from 11/15/2028 until 5/15/2040 (a) (b)	131,804,520	148,152,523
6.5%, with various maturities from 10/15/2024 until 9/20/2039 (b)	71,310,958	79,934,090
7.0%, with various maturities from 9/15/2035 until 3/20/2039	13,641,190	15,424,560
7.5%, with various maturities from 1/20/2027 until 6/20/2031	13,211	15,155
Total Mortgage-Backed Securities Pass-Throughs (Cost $1,722,160,848)		1,796,550,124

Collateralized Mortgage Obligations 10.3%
Fannie Mae Whole Loan:
"IO2", Series 2007-W8, Interest Only, 6.0%, 9/25/2037	1,828,274	196,341
"1A6", Series 2007-W8, 6.459%*, 9/25/2037	4,367,176	4,714,299
Federal Home Loan Mortgage Corp.:
"EA", Series 2530, Principal Only, Zero Coupon, 1/15/2032	1,010,529	901,827
"AI", Series 3900, Interest Only, 3.5%, 7/15/2013	19,134,893	835,443
"IA", Series 3800, Interest Only, 3.5%, 12/15/2022	17,938,790	1,097,838
"DI", Series 3710, Interest Only, 4.0%, 1/15/2024	7,739,954	631,301
"NI", Series 3796, Interest Only, 4.0%, 2/15/2025	11,874,455	963,469
"PT", Series 3586, 4.359%**, 2/15/2038	7,667,130	7,745,580
"ZW", Series 3763, 4.5%, 11/15/2040	8,376,897	8,841,338
"57", Series 256, Interest Only, 5.0%, 3/15/2023	3,005,026	285,100
"ZK", Series 3382, 5.0%, 7/15/2037	8,510,806	9,347,795
"SC", Series 3326, Interest Only, 5.797%**, 6/15/2037	4,939,305	665,920
"PE", Series 2489, 6.0%, 8/15/2032	6,851,185	7,657,767
"TZ", Series 2778, 6.0%, 2/15/2034	2,783,768	2,876,542
"MI", Series 3871, Interest Only, 6.0%, 4/15/2040	5,529,152	943,085
"WS", Series 2877, Interest Only, 6.357%**, 10/15/2034	8,943,794	788,191
"SG", Series 3033, Interest Only, 6.407%**, 9/15/2035	2,981,594	433,263
"A", Series 172, Interest Only, 6.5%, 1/1/2024	335,448	54,303
"SB", Series 2742, Interest Only, 6.757%**, 1/15/2019	3,837,929	432,339
"SB", Series 2788, Interest Only, 6.857%**, 10/15/2022	582,674	32,825
Federal National Mortgage Association:
"1", Series 17, Principal Only, Zero Coupon, 5/1/2017	959	955
"FJ", Series 2003-45, 1.739%*, 6/25/2033	2,905,560	2,985,463
"KI", Series 2011-72, Interest Only, 3.5%, 3/25/2025	20,758,775	1,989,008
"BI", Series 2011-42, Interest Only, 4.0%, 8/25/2025	9,388,522	899,952
"25", Series 351, Interest Only, 4.5%, 5/1/2019	3,138,189	275,158
"AI", Series 2011-24, Interest Only, 4.5%, 8/25/2024	6,685,345	380,159
"20", Series 334, Interest Only, 5.0%, 3/1/2018	2,718,851	260,920
"21", Series 334, Interest Only, 5.0%, 3/1/2018	3,649,023	305,912
''23", Series 339, Interest Only, 5.0%, 7/1/2018	2,609,150	231,868
"27", Series 351, Interest Only, 5.0%, 4/1/2019	2,518,661	256,645
"26", Series 381, Interest Only, 5.0%, 12/25/2020	637,108	71,193
"PZ", Series 2007-47, 5.0%, 5/25/2037	6,096,026	6,807,730
"ZA", Series 2008-24, 5.0%, 4/25/2038	14,947,186	16,631,473
"ZX", Series 2010-13, 5.0%, 3/25/2040	11,953,875	13,068,776
"ZQ", Series G93-39, 6.5%, 12/25/2023	3,477,835	3,889,038
"TS", Series 2003-67, Interest Only, 6.855%**, 8/25/2017	5,036,491	166,483
Government National Mortgage Association:
"PO", Series 2007-18, Principal Only, Zero Coupon, 5/20/2035	2,189,487	1,887,572
"IE", Series 2011-128, Interest Only, 3.5%, 9/20/2026	19,885,558	2,407,956
"LI", Series 2009-104, Interest Only, 4.5%, 12/16/2018	5,635,477	569,700
"BI", Series 2010-95, Interest Only, 4.5%, 8/20/2032	8,539,219	433,076
"PI", Series 2010-20, Interest Only, 4.5%, 9/16/2033	5,262,995	297,986
"NI", Series 2010-44, Interest Only, 4.5%, 10/20/2037	2,393,504	250,710
"BL", Series 2011-46, 4.5%, 10/20/2037	5,000,000	5,518,367
"IN", Series 2011-18, Interest Only, 4.5%, 5/20/2039	4,594,628	798,395
"VB", Series 2010-26, 5.0%, 1/20/2024	2,114,467	2,394,052
"ZB", Series 2004-31, 5.0%, 4/20/2034	8,141,606	8,967,230
"Z", Series 2004-61, 5.0%, 8/16/2034	1,787,347	1,989,989
"ZB", Series 2005-15, 5.0%, 2/16/2035	12,551,816	14,025,797
"Z", Series 2005-25, 5.0%, 3/16/2035	2,777,719	3,098,562
"ZA", Series 2006-47, 5.0%, 8/16/2036	6,894,364	7,711,238
"Z", Series 2008-5, 5.0%, 1/20/2038	6,821,057	7,740,119
"IJ", Series 2010-41, Interest Only, 5.0%, 9/20/2038	3,619,039	581,274
"ZN", Series 2009-64, 5.0%, 7/20/2039	15,451,287	17,113,033
"AI", Series 2008-77, Interest Only, 5.5%, 10/20/2020	372,292	11,284
"AI", Series 2008-40, Interest Only, 5.5%, 5/16/2023	2,473,597	328,970
"AI", Series 2008-51, Interest Only, 5.5%, 5/16/2023	6,772,412	785,420
"AI", Series 2008-46, Interest Only, 5.5%, 5/16/2023	2,308,660	277,764
"IB", Series 2005-73, Interest Only, 5.5%, 4/20/2032	2,139,346	110,666
"MI", Series 2004-38, Interest Only, 5.5%, 11/20/2033	2,797,202	381,697
"PI", Series 2005-73, Interest Only, 5.5%, 12/20/2034	3,361,597	393,545
"BS", Series 2011-93, Interest Only, 5.857%**, 7/16/2041	31,571,808	4,771,678
"IL", Series 2009-93, Interest Only, 6.0%, 10/16/2014	5,892,329	643,942
"BZ", Series 2004-46, 6.0%, 6/20/2034	2,343,870	2,619,477
"CI", Series 2009-42, Interest Only, 6.0%, 8/16/2035	656,902	127,619
"AV", Series 2010-14, Interest Only, 6.057%**, 2/16/2040	8,011,471	1,373,952
"SM", Series 2009-100, Interest Only, 6.207%**, 5/16/2039	4,694,951	666,073
"SA", Series 2006-49, Interest Only, 6.215%**, 2/20/2036	10,125,494	1,270,092
"SI", Series 2008-27, Interest Only, 6.225%**, 3/20/2038	6,961,814	971,093
"QA", Series 2007-57, Interest Only, 6.255%**, 10/20/2037	4,355,186	590,081
"SL", Series 2009-100, Interest Only, 6.257%**, 5/16/2039	5,477,443	839,912
"IP", Series 2009-118, Interest Only, 6.5%, 12/16/2039	2,577,740	435,098
"SA", Series 2006-69, Interest Only, 6.555%**, 12/20/2036	8,852,825	1,298,459
"PS", Series 2004-34, Interest Only, 6.907%**, 4/16/2034	3,539,840	709,590
"S", Series 2000-14, Interest Only, 8.107%**, 2/16/2030	2,504,935	637,053
Total Collateralized Mortgage Obligations (Cost $173,405,091)		192,693,820

Government & Agency Obligations 3.8%
U.S. Government Sponsored Agency 0.2%
Federal Home Loan Mortgage Corp., 1.375%, 1/9/2013 (b)	4,752,000	4,812,740
U.S. Treasury Obligations 3.6%
U.S. Treasury Bill, 0.045%***, 3/8/2012 (c)	4,810,000	4,809,572
U.S. Treasury Notes:
0.625%, 7/15/2014	12,000,000	12,078,720
0.75%, 6/15/2014 (d) (e)	25,000,000	25,251,950
2.125%, 8/15/2021 (b)	25,000,000	24,890,750
		67,030,992
Total Government & Agency Obligations (Cost $72,362,547)		71,843,732

	Contracts	Value ($)

Call Options Purchased 0.0%
10 Year U.S. Treasury Note Future, Expiration Date 11/25/2011, Strike Price $133.0 (Cost $254,005)	400	43,750

	Shares	Value ($)

Securities Lending Collateral 24.6%
Daily Assets Fund Institutional, 0.18% (f) (g) (Cost $458,721,345)	458,721,345	458,721,345

Cash Equivalents 4.1%
Central Cash Management Fund, 0.11% (f) (Cost $75,581,334)	75,581,334	75,581,334

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $2,502,485,170)+	139.0	2,595,434,105
Other Assets and Liabilities, Net	(39.0)	(728,096,766)
Net Assets	100.0	1,867,337,339

* Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of October 31, 2011.

** These securities are shown at their current rate as of October 31, 2011.

*** Annualized yield at time of purchase; not a coupon rate.

+ The cost for federal income tax purposes was $2,502,544,330. At October 31, 2011, net unrealized appreciation for all securities based on tax cost was $92,889,775. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $98,826,663 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $5,936,888.

(a) When-issued or delayed delivery securities included.

(b) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at October 31, 2011 amounted to $451,741,522, which is 24.2% of net assets.

(c) At October 31, 2011, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(d) At October 31, 2011, this security has been pledged, in whole or in part, as collateral for swap contracts.

(e) At October 31, 2011, this security has been pledged, in whole or in part, as collateral for open option contracts.

(f) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(g) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

Principal Only: Principal Only (PO) bonds represent the "principal only" portion of payments on a pool of underlying mortgages or mortgage-backed securities.

Included in the portfolio are investments in mortgage- or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal Home Loan Mortgage Corp., Federal National Mortgage Association and Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At October 31, 2011, open futures contracts purchased were as follows:
	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Australian Treasury Bond	AUD	12/15/2011	9	1,058,834	(41,446)
10 Year U.S. Treasury Note	USD	12/20/2011	1,699	219,277,188	1,131,234
Federal Republic of Germany Euro-Bund	EUR	12/8/2011	274	51,361,256	(355,332)
Ultra Long Term U.S. Treasury Bond	USD	12/20/2011	229	34,893,875	364,395
United Kingdom Long Gilt Bond	GBP	12/28/2011	176	36,319,001	340,772
Total net unrealized appreciation					1,439,623

At October 31, 2011, open futures contracts sold were as follows:
	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Canadian Government Bond	CAD	12/19/2011	128	16,862,483	(168,065)
10 Year Japanese Government Bond	JPY	12/9/2011	5	9,085,444	24,864
10 Year U.S. Treasury Note	USD	12/20/2011	278	35,879,375	(115,788)
2 Year U.S. Treasury Note	USD	12/30/2011	258	56,832,563	59,953
Federal Republic of Germany Euro-Schatz	EUR	12/8/2011	161	24,437,381	28,972
Total net unrealized depreciation					(170,064)

At October 31, 2011, open interest rate swaps were as follows:
Effective/ Expiration Date	Notional Amount ($)		Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreciation/ (Depreciation) ($)
8/30/2012 8/30/2022	110,000,000	1	Fixed — 2.796%	Floating — LIBOR	(1,939,037)	—	(1,939,037)
9/1/2012 9/1/2022	70,000,000	2	Fixed — 0.479%	Floating — LIBOR	(706,108)	—	(706,108)
11/1/2010 11/1/2025	6,100,000	3	Floating — LIBOR	Floating — 4.103%++	(183,510)	—	(183,510)
10/28/2010 10/28/2025	3,590,000	4	Floating — LIBOR	Floating — 4.274%++	(54,950)	—	(54,950)
11/12/2010 11/12/2025	7,180,000	4	Floating — LIBOR	Floating — 4.28%++	36,078	—	36,078
11/15/2010 11/15/2025	7,180,000	3	Floating — LIBOR	Floating — 4.586%++	(174,232)	—	(174,232)
11/16/2010 11/16/2025	3,590,000	4	Floating — LIBOR	Floating — 4.59%++	40,405	—	40,405
11/19/2010 11/19/2025	3,590,000	3	Floating — LIBOR	Floating — 4.795%++	(72,465)	—	(72,465)
11/23/2010 11/23/2025	1,800,000	4	Floating — LIBOR	Floating — 4.853%++	25,016	—	25,016
Total net unrealized depreciation							(3,028,803)

++ These interest rate swaps are shown at their current rate as of October 31, 2011.

At October 31, 2011, open total return swap contracts were as follows:
Effective/ Expiration Date	Notional Amount ($)		Fixed Cash Flows Paid	Reference Entity	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Depreciation ($)
6/9/2010 6/1/2012	75,100,000	5	0.45%	Citi Global Interest Rate Strategy Index	(1,254,499)	—	(1,254,499)
Counterparties: 1 UBS AG 2 The Goldman Sachs & Co. 3 Barclays Bank PLC 4 Morgan Stanley 5 Citigroup, Inc.

At October 31, 2011, open written option contracts were as follows:
Written Options	Coupon Rate (%)	Contract Amount	Expiration Date	Strike Price ($)	Value ($) (h)
Call Options 30-Year GNSF	4.0	25,000,000	11/14/2011	106.3	176,325
30-Year GNSF	4.0	25,000,000	11/14/2011	106.2	168,880
30-Year GNSF	4.0	25,000,000	11/14/2011	106.1	202,702
30-Year GNSF	4.0	25,000,000	11/14/2011	106.2	206,055
30-Year GNSF	4.0	25,000,000	12/12/2011	105.9	258,394
30-Year GNSF	4.0	25,000,000	12/12/2011	105.9	265,025
30-Year GNSF	4.0	25,000,000	12/12/2011	105.8	291,016
30-Year GNSF	4.5	25,000,000	11/14/2011	108.8	65,745
30-Year GNSF	4.5	25,000,000	11/14/2011	108.5	109,271
30-Year GNSF	4.5	25,000,000	11/14/2011	108.4	133,789
30-Year GNSF	4.5	25,000,000	11/14/2011	108.3	140,430
30-Year GNSF	4.5	25,000,000	12/12/2011	108.4	134,403
30-Year GNSF	4.5	25,000,000	12/12/2011	108.5	139,133
30-Year GNSF	4.5	25,000,000	12/12/2011	108.1	201,424
30-Year GNSF	4.5	25,000,000	12/12/2011	108.1	199,219
30-Year GNSF	5.0	25,000,000	11/14/2011	110.3	23,202
30-Year GNSF	5.0	25,000,000	11/14/2011	110.4	8,323
30-Year GNSF	5.0	25,000,000	11/14/2011	109.8	65,898
30-Year GNSF	5.0	25,000,000	12/12/2011	109.6	127,930
Total Call Options (Premiums received $2,903,320)					2,917,164
Put Options 30-Year GNSF	4.0	25,000,000	11/14/2011	105.2	11,551
30-Year GNSF	4.0	25,000,000	11/14/2011	105.1	22,909
30-Year GNSF	4.0	25,000,000	11/14/2011	105.2	26,367
30-Year GNSF	4.0	25,000,000	12/12/2011	104.8	88,867
30-Year GNSF	4.5	25,000,000	11/14/2011	107.5	14,452
30-Year GNSF	4.5	25,000,000	11/14/2011	107.3	10,706
30-Year GNSF	4.5	25,000,000	11/14/2011	107.4	15,625
30-Year GNSF	4.5	25,000,000	12/12/2011	107.1	50,623
30-Year GNSF	4.5	25,000,000	12/12/2011	107.1	60,547
30-Year GNSF	5.0	25,000,000	11/14/2011	109.4	20,077
30-Year GNSF	5.0	25,000,000	11/14/2011	108.8	5,153
30-Year GNSF	5.0	25,000,000	12/12/2011	108.6	41,993
Total Put Options (Premiums received $1,434,571)					368,870
Total Written Options (Premiums received $4,337,891)					3,286,034

(h) Unrealized appreciation on written options at October 31, 2011 was $1,051,857.

GNSF: Government National Single Family

LIBOR: London Interbank Offered Rate

As of October 31, 2011, the Fund had the following open forward foreign currency exchange contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
USD	1,158,761	CHF	1,040,000	11/22/2011	35,872	UBS AG
USD	4,812,850	CAD	4,890,000	11/22/2011	107,989	UBS AG
USD	18,129,370	NOK	101,810,000	11/22/2011	314,794	UBS AG
USD	6,493,306	SEK	42,690,000	11/22/2011	101,645	UBS AG
USD	4,061,876	GBP	2,580,000	11/22/2011	101,678	UBS AG
JPY	921,440,000	USD	12,034,732	11/22/2011	213,361	UBS AG
CHF	3,400,000	USD	3,908,855	11/22/2011	3,323	UBS AG
Total unrealized appreciation					878,662

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
NZD	10,930,000	USD	8,841,839	11/22/2011	(21,729)	UBS AG
EUR	20,590,000	USD	28,377,080	11/22/2011	(336,073)	UBS AG
USD	22,567,712	AUD	21,240,000	11/22/2011	(87,847)	UBS AG
AUD	19,410,000	USD	19,584,302	11/22/2011	(958,739)	UBS AG
CAD	10,240,000	USD	10,293,526	11/22/2011	(11,052)	UBS AG
Total unrealized depreciation					(1,415,440)

Currency Abbreviations
AUD Australian Dollar CAD Canadian Dollar CHF Swiss Franc EUR Euro GBP British Pound JPY Japanese Yen NOK Norwegian Krone NZD New Zealand Dollar SEK Swedish Krona USD United States Dollar

For information on the Fund's policy and additional disclosures regarding futures contracts, interest rate swap contracts, total return swap contracts, purchased and written options contracts, and forward foreign currency exchange contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2011 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (i)
Mortgage-Backed Securities Pass-Throughs	$—	$1,796,550,124	$—	$1,796,550,124
Collateralized Mortgage Obligations	—	192,693,820	—	192,693,820
Government & Agency Obligations	—	71,843,732	—	71,843,732
Short-Term Investments (i)	534,302,679	—	—	534,302,679
Derivatives (j)	1,993,940	980,161	—	2,974,101
Total	$536,296,619	$2,062,067,837	$—	$2,598,364,456
Liabilities
Derivatives (j)	$(680,631)	$(9,086,275)	$—	$(9,766,906)
Total	$(680,631)	$(9,086,275)	$—	$(9,766,906)

There have been no transfers between Level 1 and Level 2 fair value measurements during the year ended October 31, 2011.

(i) See Investment Portfolio for additional detailed categorizations.

(j) Derivatives include unrealized appreciation (depreciation) on futures contracts, interest rate swaps, total return swaps, forward foreign currency exchange contracts and purchased and written options, at value.

Level 3 Reconciliation

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:
	Collateralized Mortgage Obligations	Written Options
Balance as of October 31, 2010	$7,285,229	$(3,375,396)
Net realized gain (loss)	857,676	(1,010,742)
Change in unrealized appreciation (depreciation)	(1,030,389)	288,482
Amortization premium/discount	(305,754)	—
Net purchases (sales)	(6,806,762)	4,097,656
Transfers into Level 3	—	—
Transfers (out) of Level 3	—	—
Balance as of October 31, 2011	$—	$—
Net change in unrealized appreciation (depreciation) from investments still held as of October 31, 2011	$—	$—

Transfers between price levels are recognized at the beginning of the reporting period.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of October 31, 2011
Assets
Investments: Investments in non-affiliated securities, at value (cost $1,968,182,491) — including $451,741,522 of securities loaned	$2,061,131,426
Investment in Daily Assets Fund Institutional (cost $458,721,345)*	458,721,345
Investment in Central Cash Management Fund (cost $75,581,334)	75,581,334
Total investments in securities, at value (cost $2,502,485,170)	2,595,434,105
Cash	6,208
Deposit with broker for futures contracts	4,636,936
Cash held as collateral for forward foreign currency exchange contracts	2,360,000
Receivable for investments sold	40,657,965
Receivable for investments sold — when-issued securities	1,065,043,871
Receivable for Fund shares sold	827,902
Interest receivable	8,248,507
Receivable for variation margin on futures contracts	2,500,483
Unrealized appreciation on swap contracts	101,499
Unrealized appreciation on forward foreign currency exchange contracts	878,662
Other assets	72,479
Total assets	3,720,768,617
Liabilities
Payable upon return of securities loaned	458,721,345
Payable for investments purchased	90,222,729
Payable for investments purchased — when-issued securities	1,290,588,397
Payable for Fund shares redeemed	2,367,608
Options written, at value (premium received $4,337,891)	3,286,034
Unrealized depreciation on swap contracts	4,384,801
Unrealized depreciation on forward foreign currency exchange contracts	1,415,440
Accrued management fee	512,786
Other accrued expenses and payables	1,932,138
Total liabilities	1,853,431,278
Net assets, at value	$1,867,337,339

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2011 (continued)
Net Assets Consist of
Undistributed net investment income	16,983,382
Net unrealized appreciation (depreciation) on: Investments	92,948,935
Swap contracts	(4,283,302)
Futures	1,269,559
Foreign currency	(529,415)
Written options	1,051,857
Accumulated net realized gain (loss)	(61,852,614)
Paid-in capital	1,821,748,937
Net assets, at value	$1,867,337,339
Net Asset Value
Class A Net Asset Value and redemption price per share ($1,672,733,297 ÷ 187,270,308 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.93
Maximum offering price per share (100 ÷ 97.25 of $8.93)	$9.18
Class B Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($5,764,632 ÷ 645,331 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.93
Class C Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($80,271,811 ÷ 8,971,051 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.95
Class S Net Asset Value, offering and redemption price per share ($106,782,002 ÷ 11,952,753 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.93
Institutional Class Net Asset Value, offering and redemption price per share ($1,785,597 ÷ 200,346 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.91

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended October 31, 2011
Investment Income
Income: Interest	$77,434,515
Income distributions — Central Cash Management Fund	97,947
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	129,571
Total income	77,662,033
Expenses: Management fee	6,101,027
Administration fee	1,899,526
Services to shareholders	2,015,688
Distribution and service fees	4,571,181
Custodian fee	124,072
Professional fees	132,032
Reports to shareholders	144,220
Registration fees	106,434
Trustees' fees and expenses	64,119
Other	290,291
Total expenses before expense reductions	15,448,590
Expense reductions	(2,101)
Total expenses after expense reductions	15,446,489
Net investment income	62,215,544
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	44,737,230
Swap contracts	(8,971,434)
Futures	26,467,191
Written options	(16,677,916)
Foreign currency	(10,097,614)
35,457,457
Change in net unrealized appreciation (depreciation) on: Investments	(9,451,464)
Swap contracts	(5,025,775)
Futures	(369,640)
Written options	1,340,339
Foreign currency	(407,468)
(13,914,008)
Net gain (loss)	21,543,449
Net increase (decrease) in net assets resulting from operations	$83,758,993

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended October 31,
Increase (Decrease) in Net Assets	2011	2010
Operations: Net investment income	$62,215,544	$66,307,868
Net realized gain (loss)	35,457,457	37,538,616
Change in net unrealized appreciation (depreciation)	(13,914,008)	23,702,476
Net increase (decrease) in net assets resulting from operations	83,758,993	127,548,960
Distributions to shareholders from: Net investment income: Class A	(73,568,650)	(76,826,827)
Class B	(235,863)	(359,528)
Class C	(2,645,075)	(2,480,404)
Class S	(4,117,809)	(3,848,050)
Institutional Class	(75,584)	(49,309)
Net realized gains: Class A	—	(16,276,388)
Class B	—	(122,616)
Class C	—	(561,281)
Class S	—	(743,232)
Institutional Class	—	(4,400)
Total distributions	(80,642,981)	(101,272,035)
Fund share transactions: Proceeds from shares sold	227,877,174	191,875,272
Reinvestment of distributions	65,156,364	79,269,554
Payments for shares redeemed	(414,030,639)	(321,043,254)
Net increase (decrease) in net assets from Fund share transactions	(120,997,101)	(49,898,428)
Increase from regulatory settlements (see Note G)	—	119,602
Increase (decrease) in net assets	(117,881,089)	(23,501,901)
Net assets at beginning of period	1,985,218,428	2,008,720,329
Net assets at end of period (including undistributed net investment income of $16,983,382 and $14,292,383, respectively)	$1,867,337,339	$1,985,218,428

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended October 31,
Class A	2011	2010	2009	2008		2007
Selected Per Share Data
Net asset value, beginning of period	$8.91	$8.79	$8.08	$8.36		$8.39
Income from investment operations: Net investment incomea	.29	.30	.34	.39		.39
Net realized and unrealized gain (loss)	.11	.27	.73	(.25)		(.00	)*
Total from investment operations	.40	.57	1.07	.14		.39
Less distributions from: Net investment income	(.38)	(.37)	(.36)	(.39)		(.42)
Net realized gains	—	(.08)	—	—		—
Return of capital	—	—	—	(.03)		—
Total distributions	(.38)	(.45)	(.36)	(.42)		(.42)
Net asset value, end of period	$8.93	$8.91	$8.79	$8.08		$8.36
Total Return (%)b	4.62	6.54	13.67	1.60	c	4.78	c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,673	1,801	1,847	1,794		1,982
Ratio of expenses before expense reductions (%)	.79	.80	.81	.83		.82
Ratio of expenses after expense reductions (%)	.79	.80	.81	.83		.82
Ratio of net investment income (%)	3.30	3.33	4.00	4.63		4.63
Portfolio turnover rate (%)	214	186	207	186		336
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

	Years Ended October 31,
Class B	2011	2010	2009	2008	2007
Selected Per Share Data
Net asset value, beginning of period	$8.91	$8.79	$8.07	$8.35	$8.38
Income from investment operations: Net investment incomea	.22	.22	.27	.31	.31
Net realized and unrealized gain (loss)	.10	.27	.74	(.25)	(.00 )*
Total from investment operations	.32	.49	1.01	.06	.31
Less distributions from: Net investment income	(.30)	(.29)	(.29)	(.31)	(.34)
Net realized gains	—	(.08)	—	—	—
Return of capital	—	—	—	(.03)	—
Total distributions	(.30)	(.37)	(.29)	(.34)	(.34)
Net asset value, end of period	$8.93	$8.91	$8.79	$8.07	$8.35
Total Return (%)b,c	3.67	5.72	12.52	.79	3.80
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	9	15	23	36
Ratio of expenses before expense reductions (%)	1.66	1.72	1.77	1.76	1.72
Ratio of expenses after expense reductions (%)	1.63	1.70	1.69	1.74	1.71
Ratio of net investment income (%)	2.46	2.43	3.12	3.72	3.74
Portfolio turnover rate (%)	214	186	207	186	336
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

	Years Ended October 31,
Class C	2011	2010	2009	2008		2007
Selected Per Share Data
Net asset value, beginning of period	$8.93	$8.81	$8.09	$8.37		$8.41
Income from investment operations: Net investment incomea	.22	.23	.27	.32		.32
Net realized and unrealized gain (loss)	.11	.27	.75	(.25)		(.00	)*
Total from investment operations	.33	.50	1.02	.07		.32
Less distributions from: Net investment income	(.31)	(.30)	(.30)	(.32)		(.36)
Net realized gains	—	(.08)	—	—		—
Return of capital	—	—	—	(.03)		—
Total distributions	(.31)	(.38)	(.30)	(.35)		(.36)
Net asset value, end of period	$8.95	$8.93	$8.81	$8.09		$8.37
Total Return (%)b	3.82	5.83	12.76	.78	c	3.85	c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	80	82	63	51		39
Ratio of expenses before expense reductions (%)	1.56	1.56	1.59	1.63		1.64
Ratio of expenses after expense reductions (%)	1.56	1.56	1.59	1.62		1.63
Ratio of net investment income (%)	2.53	2.57	3.22	3.84		3.82
Portfolio turnover rate (%)	214	186	207	186		336
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

	Years Ended October 31,
Class S	2011	2010	2009	2008		2007
Selected Per Share Data
Net asset value, beginning of period	$8.91	$8.80	$8.08	$8.36		$8.39
Income from investment operations: Net investment incomea	.31	.31	.36	.41		.40
Net realized and unrealized gain (loss)	.11	.27	.74	(.26)		(.00	)*
Total from investment operations	.42	.58	1.10	.15		.40
Less distributions from: Net investment income	(.40)	(.39)	(.38)	(.40)		(.43)
Net realized gains	—	(.08)	—	—		—
Return of capital	—	—	—	(.03)		—
Total distributions	(.40)	(.47)	(.38)	(.43)		(.43)
Net asset value, end of period	$8.93	$8.91	$8.80	$8.08		$8.36
Total Return (%)	4.67	6.84	13.87	1.78	b	4.83	b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	107	93	84	79		80
Ratio of expenses before expense reductions (%)	.63	.62	.64	.65		.66
Ratio of expenses after expense reductions (%)	.63	.62	.64	.64		.65
Ratio of net investment income (%)	3.46	3.51	4.17	4.82		4.79
Portfolio turnover rate (%)	214	186	207	186		336
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.

	Years Ended October 31,
Institutional Class	2011	2010	2009	2008		2007
Selected Per Share Data
Net asset value, beginning of period	$8.90	$8.79	$8.07	$8.35		$8.39
Income from investment operations: Net investment incomea	.32	.32	.36	.41		.40
Net realized and unrealized gain (loss)	.10	.26	.74	(.26)		(.00	)*
Total from investment operations	.42	.58	1.10	.15		.40
Less distributions from: Net investment income	(.41)	(.39)	(.38)	(.40)		(.44)
Net realized gains	—	(.08)	—	—		—
Return of capital	—	—	—	(.03)		—
Total distributions	(.41)	(.47)	(.38)	(.43)		(.44)
Net asset value, end of period	$8.91	$8.90	$8.79	$8.07		$8.35
Total Return (%)	4.79	6.80	13.90	1.75	b	4.94	b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	2	.49	.37		.19
Ratio of expenses before expense reductions (%)	.52	.51	.57	.65		.81
Ratio of expenses after expense reductions (%)	.52	.51	.57	.65		.67
Ratio of net investment income (%)	3.57	3.62	4.24	4.81		4.78
Portfolio turnover rate (%)	214	186	207	186		336
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Strategic Government Securities Fund (the "Fund") is a diversified series of DWS Income Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. The Fund is the successor to DWS Strategic Government Securities Fund, a series of DWS Strategic Government Securities Fund (the "Predecessor Fund"). On February 1, 2011, the Predecessor Fund transferred all of its assets and liabilities to the Trust, while retaining the same fund name. The transaction had no material effect on an investment in the Fund. All financial and other information contained herein for periods prior to February 1, 2011, is that of the Predecessor Fund.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund's Board. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. These securities are generally categorized as Level 2.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are categorized as Level 1. Over-the-counter written or purchased options on GNMA TBAs (To Be Announced) are valued at the price provided by the broker-dealer with which the option was traded and are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

New Accounting Pronouncement. In May 2011, Accounting Standards Update 2011-04 (ASU 2011-04), Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs, was issued and is effective during interim and annual periods beginning after December 15, 2011. ASU 2011-04 amends Accounting Standards Codification (ASC) Topic 820, Fair Value Measurement. The amendments are the result of the work by the Financial Accounting Standards Board and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. Management is currently evaluating the application of ASU 2011-04 and its impact, if any, on the Fund's financial statements.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction, it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At October 31, 2011, the Fund had a net tax basis capital loss carryforward of approximately $60,223,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized October 31, 2013 ($14,566,000), October 31, 2014 ($26,950,000), October 31, 2015 ($4,867,000) and October 31, 2017 ($13,840,000), the respective expiration dates, whichever occurs first.

During the year ended October 31, 2011, the Fund utilized $14,364,000 of prior year capital loss carryforward.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted. Under the Act, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result of this ordering rule, pre-enactment capital loss carryforwards may expire unused, whereas under the previous rules these losses may have been utilized. This change is effective for fiscal years beginning after the date of enactment.

The Fund has reviewed the tax positions for each of the three open tax years as of October 31, 2011 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures, swap contracts, forward currency contracts, recognition of certain foreign currency gain (loss) as ordinary income (loss), mortgage-backed securities, premium amortization on debt securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2011, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:
Undistributed ordinary income*	$15,495,101
Capital loss carryforwards	$(60,223,000)
Unrealized appreciation (depreciation) on investments	$92,889,775

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended October 31,
	2011	2010
Distributions from ordinary income*	$80,642,981	$101,272,035

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Derivative Instruments

Interest Rate Swap Contracts. For the year ended October 31, 2011, the Fund entered into interest rate swap transactions to gain exposure to different parts of the yield curve while managing overall duration and to enhance potential gains. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund agrees to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. In addition, both the Fund and counterparty may agree to exchange variable rate payments based on different indices. The payment obligations are based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. In connection with these agreements, securities and or cash may be identified as collateral in accordance with the terms of the swap agreements to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the interest rate swap contract, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. The value of the swap is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

A summary of the open interest rate swap contracts as of October 31, 2011 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2011, the investment in interest rate swap contracts had a total notional amount generally indicative of a range from $9,690,000 to $233,030,000.

Total Return Swap Contracts. Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. For the year ended October 31, 2011, the Fund entered into total return swap transactions to enhance potential gains. To the extent the total return of the reference security or index underlying the total return swap exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment or make a payment to the counterparty, respectively. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in the value of the underlying reference security or index. The value of the swap is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of each measurement period are recorded as realized gain or loss in the Statement of Operations.

A summary of the open total return swap contracts as of October 31, 2011 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2011, the investment in total return swap contracts had a total notional amount of $75,100,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. For the year ended October 31, 2011, the Fund entered into options on interest rate futures in order to hedge against potential adverse interest rate movements of portfolio assets. In addition, the Fund entered into options on GNMA TBAs to enhance potential gain.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. For exchange traded contracts, the counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

A summary of the open purchased option contracts as of October 31, 2011 is included in the Fund's Investment Portfolio. A summary of open written option contracts is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2011, the investment in written option contracts had a total value generally indicative of a range from approximately $3,286,000 to $6,249,000, and purchased option contracts had a total value generally indicative of a range from $0 to approximately $616,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended October 31, 2011, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration. In addition, the Fund seeks to enhance returns by employing a global tactical asset allocation overlay strategy. For the year ended October 31, 2011, as part of this strategy, the Fund used futures contracts to attempt to take advantage of inefficiencies within the global bond markets.

Futures contracts are valued at the most recent settlement price. Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of October 31, 2011 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2011, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $312,931,000 to $961,983,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $143,097,000 to $629,905,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract "forward currency contract" is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund seeks to enhance returns by employing a global tactical asset allocation overlay strategy. For the year ended October 31, 2011, as part of this strategy, the Fund used forward currency exchange contracts to gain exposure to changes in the value of foreign currencies to attempt to take advantage of inefficiencies within the currency markets. Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts.

A summary of the open forward currency contracts as of October 31, 2011 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2011, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $81,809,161 to $309,654,407, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from approximately $57,223,875 to $368,270,724.

The following tables summarize the value of the Fund's derivative instruments held as of October 31, 2011 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivatives	Purchased Options	Swap Contracts	Forward Contracts	Futures Contracts	Total
Interest Rate Contracts (a) (b)	$43,750	$101,499	$—	$1,950,190	$2,095,439
Foreign Exchange Contracts (c)	—	—	878,662	—	878,662
	$43,750	$101,499	$878,662	$1,950,190	$2,974,101

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Investments in securities, at value (includes purchased options), unrealized appreciation on open swap contracts

(b) Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(c) Unrealized appreciation on forward foreign currency exchange contracts
Liability Derivatives	Swap Contracts	Written Options	Forward Contracts	Futures Contracts	Total
Interest Rate Contracts (a) (b)	$(4,384,801)	$(3,286,034)	$—	$(680,631)	$(8,351,466)
Foreign Exchange Contracts (c)	—	—	(1,415,440)	—	(1,415,440)
	$(4,384,801)	$(3,286,034)	$(1,415,440)	$(680,631)	$(9,766,906)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Unrealized depreciation on swap contracts and options written, at value

(b) Includes cumulative depreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(c) Unrealized depreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended October 31, 2011 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)
	Purchased Options	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$772,576	$(16,677,916)	$—	$(8,971,434)	$26,467,191	$1,590,417
Foreign Exchange Contracts (b)	—	—	(9,934,800)	—	—	(9,934,800)
	$772,576	$(16,677,916)	$(9,934,800)	$(8,971,434)	$26,467,191	$(8,344,383)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from investments (includes purchased options), written options, swap contracts and futures, respectively

(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)
Change in Net Unrealized Appreciation (Depreciation)
	Purchased Options	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$(210,255)	$1,340,339	$—	$(5,025,775)	$(369,640)	$(4,265,331)
Foreign Exchange Contracts (b)	—	—	(426,525)	—	—	(426,525)
	$(210,255)	$1,340,339	$(426,525)	$(5,025,775)	$(369,640)	$(4,691,856)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) from investments (includes purchased options), written options, swap contracts and futures, respectively

(b) Change in net unrealized appreciation on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

C. Purchases and Sales of Securities

During the year ended October 31, 2011, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury obligations) aggregated $4,124,910,125 and $4,147,305,737, respectively. Purchases and sales of U.S. Treasury obligations aggregated $263,724,262 and $253,566,836, respectively.

For the year ended October 31, 2011, transactions for written options on securities and future contracts were as follows:
	Contracts/ Contract Amount	Premium
Outstanding, beginning of period	650,000,000	$3,086,914
Options written	4,445,001,015	30,297,768
Options closed	(2,420,001,015)	(18,007,728)
Options expired	(1,900,000,000)	(11,039,063)
Outstanding, end of period	775,000,000	$4,337,891

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

QS Investors, LLC ("QS Investors") acts as an investment subadvisor to the Fund. As an investment subadvisor to the Fund, QS Investors manages the portion of assets allocated to the Fund's global tactical asset allocation overlay strategy. QS Investors is paid by the Advisor for the services QS Investors provides to the Fund.

Under the Investment Management Agreement, the Fund pays a monthly management fee, computed and accrued daily and payable monthly at the following annual rates:
First $250 million of the Fund's average daily net assets	.35%
Next $750 million of such net assets	.33%
Next $1.5 billion of such net assets	.31%
Next $2.5 billion of such net assets	.30%
Next $2.5 billion of such net assets	.28%
Next $2.5 billion of such net assets	.26%
Next $2.5 billion of such net assets	.24%
Over $12.5 billion of such net assets	.22%

Accordingly, for the year ended October 31, 2011, the management fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 0.32% of the Fund's average daily net assets.

For the period from November 1, 2010 through January 31, 2011, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of Class B shares to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 1.70%.

For the period from February 1, 2011 through September 30, 2011, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of Class B shares to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 1.72%.

Effective October 1, 2011 through September 30, 2012, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of Class B shares to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 1.69%.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2011, the Administration Fee was $1,899,526, of which $158,565 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholders servicing fee it receives from the Fund. For the year ended October 31, 2011, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived	Unpaid at October 31, 2011
Class A	$1,162,355	$—	$286,215
Class B	11,152	2,101	3,205
Class C	33,575	—	8,170
Class S	64,525	—	15,572
Institutional Class	552	—	149
	$1,272,159	$2,101	$313,311

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 plans, DWS Investments Distributors, Inc., ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and Class C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2011, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at October 31, 2011
Class B	$53,007	$4,722
Class C	561,538	50,828
	$614,545	$55,550

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2011, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at October 31, 2011	Annual Effective Rate
Class A	$3,753,616	$1,033,213	.22%
Class B	16,694	4,073	.24%
Class C	186,326	48,195	.25%
	$3,956,636	$1,085,481

Underwriting and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2011 aggregated $90,196.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2011, the CDSC for Class B and C shares aggregated $14,409 and $8,956, respectively. A deferred sales charge of up to 0.50% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2011, DIDI received $17,203 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended October 31, 2011, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $22,140, of which $8,649 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at October 31, 2011.

F. Share Transactions

The following table summarizes share and dollar activity of the Fund:
	Year Ended October 31, 2011		Year Ended October 31, 2010
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	18,305,918	$163,456,103	13,201,545	$117,021,962
Class B	73,831	657,236	135,244	1,190,647
Class C	2,465,848	22,061,253	3,910,268	34,703,431
Class S	4,513,407	40,429,004	4,217,267	37,559,070
Institutional Class	143,191	1,273,578	157,958	1,400,162
		$227,877,174		$191,875,272
Shares issued in reinvestment of dividends
Class A	6,729,993	$59,601,357	8,334,565	$73,477,871
Class B	23,511	208,016	46,357	407,983
Class C	209,372	1,858,016	216,310	1,912,253
Class S	385,500	3,416,075	387,446	3,418,289
Institutional Class	8,248	72,900	6,006	53,158
		$65,156,364		$79,269,554
Shares redeemed
Class A	(39,779,043)	$(353,904,859)	(29,600,414)	$(261,581,389)
Class B	(431,087)	(3,821,900)	(853,133)	(7,507,373)
Class C	(2,846,838)	(25,183,236)	(2,128,729)	(18,830,730)
Class S	(3,348,593)	(29,733,947)	(3,708,286)	(32,979,812)
Institutional Class	(154,521)	(1,386,697)	(16,462)	(143,950)
		$(414,030,639)		$(321,043,254)
Net increase (decrease)
Class A	(14,743,132)	$(130,847,399)	(8,064,304)	$(71,081,556)
Class B	(333,745)	(2,956,648)	(671,532)	(5,908,743)
Class C	(171,618)	(1,263,967)	1,997,849	17,784,954
Class S	1,550,314	14,111,132	896,427	7,997,547
Institutional Class	(3,082)	(40,219)	147,502	1,309,370
		$(120,997,101)		$(49,898,428)

G. Regulatory Settlements

On December 21, 2006, the Advisor settled proceedings with the SEC and the New York Attorney General regarding alleged improper trading of fund shares. For the year ended October 31, 2010, in accordance with the distribution plan, developed by a distribution consultant, settlement proceeds were distributed to affected shareholders of the Fund, and any unclaimed proceeds were then paid to the Fund in the amount of $119,602. These payments are included in "Increase from regulatory settlements" in the Statement of Changes in Net Assets.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of DWS Strategic Government Securities Fund:

We have audited the accompanying statement of assets and liabilities of DWS Strategic Government Securities Fund (the "Fund"), including the investment portfolio, as of October 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS Strategic Government Securities Fund at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts December 27, 2011

Tax Information (Unaudited)

A total of 1% of the dividends distributed during the fiscal year was derived from interest on U.S. government securities, which is generally exempt from state income tax.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") and sub-advisory agreement (the "Sub-Advisory Agreement" and together with the Agreement the "Agreements") between DWS and QS Investors, LLC ("QS Investors") in September 2011.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

• In September 2011, all of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board, which consists of all Independent Trustees. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's and QS Investors' personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DWS and QS Investors provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board also requested and received information regarding DWS's oversight of Fund sub-advisors, including QS Investors. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2010, the Fund's performance (Class A shares) was in the 2nd quartile of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2010.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS and QS Investors historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, sub-advisory fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DWS under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2010). With respect to the sub-advisory fee paid to QS Investors, the Board noted that the fee is paid by DWS out its fee and not directly by the Fund. The Board noted that the Fund's Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (1st quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2010, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitation agreed to by DWS helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS and QS Investors.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the independent fee consultant reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available. The Board did not consider the profitability of QS Investors with respect to the Fund. The Board noted that DWS pays QS Investors' fee out of its management fee, and its understanding that the Fund's sub-advisory fee schedule was the product of an arm's length negotiation with DWS.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and QS Investors and Their Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and QS Investors and their affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS and QS Investors related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS and QS Investors related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters. The Board also considered the attention and resources dedicated by DWS to the oversight of the investment sub-advisor's compliance program and compliance with the applicable fund policies and procedures.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 26, 2011

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2011, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009 and 2010.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 109 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund as of October 31, 2011. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the Board of one or more DWS funds now overseen by the Board.
Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (education committees); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	112	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Chairman of the Board, Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity); former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	112	—
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	112	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		112	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2007)
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); BoxTop Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	112	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2011)
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	112	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	112
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	112	—
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Pro Publica (charitable organization) (2007-2010)	112	Director, CardioNet, Inc. (health care) (2009- present); Director, Viasys Health Care2 (January 2007- June 2007)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003)	112	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 1998)
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	112	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	115	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Principal Occupation(s) During Past 5 Years and Other Directorships Held
W. Douglas Beck, CFA9 (1967) President, 2011-present
Managing Director3, Deutsche Asset Management (2006-present); President of DWS family of funds and Head of Product Management, U.S. for DWS Investments; formerly, Executive Director, Head of Product Management (2002-2006) and President (2005-2006) of the UBS Funds at UBS Global Asset Management; Co-Head of Manager Research/Managed Solutions Group, Merrill Lynch (1998-2002)

John Millette7 (1962) Vice President and Secretary, 1999-present	Director3, Deutsche Asset Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director3, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010-present	Managing Director3, Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Rita Rubin8 (1970) Assistant Secretary, 2009-present	Director3 and Senior Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007)
Paul Antosca7 (1957) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark7 (1967) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally7 (1966) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
John Caruso8 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director3, Deutsche Asset Management
Robert Kloby8 (1962) Chief Compliance Officer, 2006-present	Managing Director3, Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 100 Plaza One, Jersey City, NJ 07311.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 60 Wall Street, New York, NY 10005.

9 Address: 345 Park Avenue, New York, NY 10154.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:
For shareholders of Classes A, B, C and Institutional Class:
(800) 621-1048
For shareholders of Class S:
(800) 728-3337

Web Site
www.dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	KUSAX	KUSBX	KUSCX	KUSMX	KUSIX
CUSIP Number	23338C 108	23338C 207	23338C 306	23338C 405	23338C 504
Fund Number	018	218	318	2098	1418

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS STRATEGIC GOVERNMENT SECURITIES FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“E&Y”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2011	$88,860	$0	$8,644	$0
2010	$77,230	$0	$12,965	$0

The above “Tax Fees” were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2011	$0	$285,550	$0
2010	$0	$295,930	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that E&Y billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating E&Y’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2011	$8,644	$285,550	$565,608	$859,802
2010	$12,935	$295,930	$645,807	$954,672

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities that provide support for the operations of the Fund.

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***
In connection with the audit of the 2010 and 2011 financial statements, the Fund entered into an engagement letter with E&Y.  The terms of the engagement letter required by E&Y, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

***
E&Y advised the Fund’s Audit Committee that E&Y had identified two matters that it determined to be inconsistent with the SEC’s auditor independence rules.

First, E&Y advised the Fund’s Audit Committee that, in 2010, an investment advisor for a Covered Person in the Chain of Command (both as defined by SEC rules) purchased for the Covered Person’s account shares of a DWS Fund that is not audited by E&Y. E&Y informed the Audit Committee that this investment constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the purchase was by the Covered Person’s investment advisor, not by the Covered Person himself and the Covered Person caused the shares of the DWS Fund to be sold immediately upon detection of the purchase.

Second, E&Y advised the Fund’s Audit Committee that, in 2010, a Covered Person in the same Office (as defined by SEC rules) as the lead audit engagement partner for the Fund became a trustee and executor to an estate whose assets included shares of a DWS Fund that is not audited by E&Y. E&Y informed the Audit Committee that this investment constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the shares of the DWS Fund were already an asset of the estate when the Covered Person became executor, the Covered Person caused the shares of the DWS Fund to be sold immediately upon detection in the estate, and the Covered Person was not involved with the provision of audit services to the Fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board.  The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Strategic Government Securities Fund, a series of DWS Income Trust

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	December 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	December 28, 2011

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	December 28, 2011